PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made and entered into effective the 25th day of March, 1998, by and between FX ENERGY, INC., a Nevada corporation (hereinafter referred to as "Creditor"), and DAVID N. PIERCE, an individual resident of the state of Utah (hereinafter referred to as "Debtor").

     FOR AND IN CONSIDERATION of the mutual promises and covenants hereinafter set forth, it is agreed as follows:

     1. Creation of Security Interest. To secure the due and timely performance of the payment by Debtor to Creditor of the obligation represented by a promissory note dated this date in the principal amount of $769,924 and payable, together with interest thereon at the rate of 7.7% per annum, on or before April 30, 1999, a copy of which is attached hereto as Exhibit A and incorporated herein by reference, and all accessions, renewals, extensions, and modifications thereto (the "Note"), Debtor hereby pledges, hypothecates, assigns, transfers, sets over, and grants a security interest in and to only 104,397 shares of common stock of Creditor included in and represented by
certificate(s) no.   1880   for  150,000 shares registered in the name of
Debtor, herein called the "Collateral." The Collateral shall be delivered as hereinafter provided to be held for and on behalf of Creditor and to be disposed of in accordance with the terms hereof.

     Unless otherwise defined, words used herein shall have the meanings given them in the Utah Uniform Commercial Code as now adopted and as hereafter amended from time to time.

     2. Delivery of Collateral. So long as any of the Note remains outstanding, Debtor, will, unless Creditor shall otherwise consent in writing,
(a) at its expense, promptly deliver to Agent, as provided in paragraph 5 below, for holding on behalf of Creditor such stock powers and other documents, satisfactory in form and substance to Agent, with respect to the Collateral as Agent may reasonably request to preserve and protect, and to enable Agent to enforce, Creditor's rights and remedies hereunder; (b) not sell, assign, exchange, or otherwise transfer any of his right in any of the Collateral; (c) not create or suffer to exist any lien, security interest, or other charge or encumbrance against the Collateral, except for the pledge hereunder; (d) not make or consent to any amendment or other modification or waiver with respect to any of the Collateral or enter into any agreement or permit to exist any restriction respecting any of the Collateral other than pursuant hereto; and (e) not take or fail to take any action which would in any manner impair the value or enforceability of Creditor's security interest in any of the Collateral. Any transfer by Debtor of the Collateral shall be subject to the interest of Creditor as a secured party therein.

     3. Power to Vote Shares. During the term of this Agreement and so long as Debtor is not in default in the performance of any of the terms of this Agreement or the Note, Debtor shall have the sole right to vote the Collateral on all corporate questions.

     4. Adjustments. In the event that, during the term of this Agreement, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of Creditor, all new, substitute, and additional shares, or other securities, issued by reason of any such change shall be delivered to Agent to be held for and on behalf of Creditor under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder.

     5. Agreement to Hold Collateral. Simultaneously with the execution of this Agreement, Creditor and Debtor shall enter into an agreement in the form attached hereto as Exhibit B and incorporated herein by reference, providing for the deposit of the Collateral with an agent of Debtor, which shall hold and dispose of the Collateral in accordance with the terms thereof.

     6. Application of Payments. Unless applicable law provides otherwise, all payments received by Creditor under the Note shall be applied by Creditor first in payment of interest payable on the Note, next to the principal of the Note, and last to any other sums secured by this Security Agreement.

     7. Ownership of Collateral. Debtor owns all the Collateral absolutely, and no other person has or claims any interest in the Collateral. Debtor will defend any proceeding which may affect the title to or Creditor's security interest in any Collateral, and will indemnify Creditor for all costs and expenses of Creditor's defense.

     8. Charges. Liens. and Encumbrances on Collateral. Debtor will pay, when due, all future charges, liens, obligations, or encumbrances on, and all taxes and assessments hereafter imposed on or affecting the Collateral.

     9. Procedure on Default. In the event of default, at Creditor's option, without demand or notice, all or any part of the principal of and interest on the Note shall immediately become due and payable, and Creditor or any officer of the law may take immediate possession of the property without demand, including any improvements or accessions thereto. Creditor may resell the property at public or private sale, with or without the property being at the place of sale, and upon such terms and in such manner as Creditor may determine, and Creditor may become the purchaser thereof at any public sale, all provided that the foregoing is completed in a commercially reasonable manner. From the proceeds of any such sale Creditor shall deduct all expenses of retaking, repairing, and selling such property, including a reasonable attorneys' fee. The balance shall be applied to the amount due, any surplus shall be paid to Debtor.

     10. Limitation on Recourse. The Note shall be without recourse to Debtor, and Creditor will look solely to the Collateral for payment of the principal and interest due thereon and shall not seek a deficiency or other personal judgment against Debtor in the event that any proceeds from the Collateral shall be insufficient to satisfy the Note.

     11. Events of Default. Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Creditor may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to Debtor, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Debtor, such events being as follows:

          (a) Default in the payment of the principal and interest of the Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within ten days after notice thereof by Creditor of the Note to Debtor;

          (b) Debtor shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Debtor, or of all or any substantial portion of its property, or Debtor shall make an assignment to an agent authorized to liquidate any substantial part of its assets; or

          (c) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of Debtor, or an order of any court shall be entered appointing any receiver or trustee of or for Debtor, or any receiver or trustee of all or any substantial portion of the property of Debtor, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Debtor, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

     12. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or if sent by facsimile transmission or other electronic communication, confirmed by registered or certified mail, postage prepaid, or if sent by prepaid telegram or overnight courier addressed as follows:

      If to Creditor, to:      FX Energy, Inc.
                               Attn:  Scott J. Duncan
                               3006 Highland Drive, Suite 206
                               Salt Lake City, Utah 84106
                               Telecopy (801) 486-5575

     If to Debtor, to:         David N. Pierce
                               3006 Highland Drive, Suite 206
                               Salt Lake City, Utah 84106
                               Telecopy (801) 486-5575

      13. Remedy Cumulative. All remedies provided in this Agreement are distinct and cumulative to any other right or remedy under this Agreement or afforded by law or equity, and may be exercised concurrently, independently, or successively.

     14. Waiver. No failure to exercise and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power, or privilege hereunder shall not preclude any other or further exercise thereof, or the exercise of any other right, power, or privilege. No wavier of any provision of this Agreement or of any right or remedy afforded by laws shall be deemed, or shall constitute, a waiver of any other provision, right, or remedy, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless evidenced by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the waiver is sought.

     15. Modification. This Agreement may not be supplemented, varied, or rescinded, except by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the supplement, variance, or rescission is asserted.

     16. Governing Law. This Agreement is being executed and delivered and is intended to be performed in, and the execution, validity, construction, and performance of this Agreement shall be construed and enforced in accordance with, the laws of the state of Utah.

     17. Successors and Assigns. This Agreement shall bind and shall inure to the benefit of the respective successors, assigns, heirs, beneficiaries, and personal representatives of the parties hereto.

     18. Headings. The headings or captions of the paragraphs, sections, or articles herein are inserted for convenience only and shall not be deemed to constitute a part of this Agreement for any purpose, and in particular shall not be construed to limit, define, or explain the subject matter or modify the meaning of any part or all of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             Creditor:

                                 FX ENERGY, INC.



                                 By  /s/ Thomas B. Lovejoy, Chairman

                                 Debtor:


                                 /s/ David N. Pierce